                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-1596

                            FPA CAPITAL FUND, INC.
               (Exact name of registrant as specified in charter)

      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                    (Address of principal executive offices)

                             J. RICHARD ATWOOD,
      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 310-473-0225

Date of fiscal year end:  MARCH 31

Date of reporting period:  September 30, 2004

Item 1.           Report to Stockholders.

FPA CAPITAL FUND, INC.

SEMI-ANNUAL REPORT

[FPA CAPITAL FUND, INC. LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 WEST OLYMPIC BOULEVARD, SUITE 1200
LOS ANGELES, CALIFORNIA 90064

SEPTEMBER 30, 2004

42076

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     This Semi-Annual Report covers the six-months ended September 30, 2004. Your Fund's net asset value (NAV) per share closed at $38.46. A capital gain distribution of $0.71 per share, all long-term, was paid on July 7, 2004 to holders of record on June 30.

     The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

                                                                       AVERAGE ANNUAL TOTAL RETURN
                                                                    PERIODS ENDED SEPTEMBER 30, 2004
                                                    --------------------------------------------------------------
                                                    1 YEAR       5 YEARS      10 YEARS      15 YEARS      20 YEARS
                                                    ------       -------      --------      --------      --------
FPA Capital Fund, Inc. (NAV)*                        19.59%        15.15%        17.60%        16.56%        17.58%
FPA Capital Fund, Inc. (Net of Sales Charge)++       13.31%        13.91%        16.97%        16.15%        17.26%
Lipper Mid-Cap Value Fund Average                    21.78%        12.01%        12.40%        11.48%          N/A
Russell 2000                                         18.77%         7.41%         9.87%         9.74%        10.64%
Russell 2500                                         18.51%         9.37%        12.01%        11.48%        12.70%
Standard & Poor's 500 Stock Index                    13.87%        -1.31%        11.08%        10.43%        12.83%

     The Fund's six-month total return, which includes both the changes in NAV and the reinvestment of distributions paid, was 0.50%*. This compares with total returns of 0.91% for the Lipper Mid-Cap Value Fund Average, -2.40% for the Russell 2000, -2.19% for the Russell 2500 and -0.18% for the S&P 500. On a calendar-year basis, these same comparisons are 6.28%* for FPA Capital Fund, 6.01% for the Mid-Cap Value Fund average, 3.71% and 3.57% for the Russell 2000 and 2500, and 1.51% for the S&P 500.

CLOSING OF FPA CAPITAL FUND

     Your Fund closed on July 9, 2004 with assets of $1.6 billion. We thank all of you for expressing your confidence in us by your contributions. We will continue to manage your assets as if they were our own. This is the second time that we have closed your Fund since we began managing it in 1984. It is our expectation that it will likely remain closed to new investors for many, many years. Until there is a plethora of attractively priced new investment ideas that consume your Fund's liquidity, your Fund will remain closed. Now that it is closed, we will have a greater opportunity to critically evaluate new ideas without the added pressure of large-scale new dollar inflows. As we demonstrated this past year when cash inflows were very high, we did not let them influence our investment decision-making process. We were unwilling to deploy capital into new or existing investments unless we strongly believed they provided investment merit. We will continue to exercise that disciplined investment philosophy, as we migrate through this difficult market environment.

COMMENTARY

     It is a pleasure to report that your Fund is outperforming the major averages for all the measured periods while it is only slightly behind those of the Lipper Mid-Cap Value Fund Average for the past year. Your Fund's positive performance has been helped by its large exposure to energy service companies. As of September 30, 15.3% of the portfolio was devoted to this area. Last year at this time, we were explaining our reasoning for elevating the exposure to this sector and that we were using a period of price weakness to add to our holdings. Since then, National-Oilwell is up 81%, Patterson-UTI Energy is up nearly 41%, and Ensco International is up almost 22%. We were also in the process of adding a new holding, Rowan Companies. For this six-month reporting period, Rowan has risen 25%.

     Two sectors that have both helped and hurt the Fund's six-month and year-to-date performance are technology and retail. We were getting some nice performance from our electronic distribution companies when fear of a technology slowdown began to weigh on their share prices. Arrow Electronics is down 11% and Avnet is down 30% for the six months

----------
 * Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown
 ++ Reflects deduction of the maximum sales charge of 5.25% of the offering price ended September. We remain confident in both of these company's longer-term prospects and have added to our respective positions during this period of price weakness. Retailing has also been a mixed bag of performance. For example, Michaels Stores has been a superb performer. Its share price increased 22% and 31% for the six-month and year-to-date periods ended September, while Big Lots has declined 16% and 14% for these same periods. Although high oil prices do not appear to have had much, if any, impact on Michaels's core customer, they seem to have more severely impacted Big Lots, whose core customer is typically in the low to lower middle-income range. We remain confident in Big Lots' business strategy and have recently added to our holdings.

     As you can see by the recent performance numbers, it has been very difficult to achieve something more than a mid single-digit return when the averages are generating low single-digit returns. For the past year, we have been advising you that investment returns in the low single-digit range were to be expected. This opinion was contrary to the general consensus that double-digit equity returns were going to continue, especially after last year's extraordinary returns. We were skeptical of these types of forecasts because we felt they ignored a number of issues that were likely to constrain equity investment returns. First, history has demonstrated that equity returns for the second year of a stock-market recovery decline dramatically from the first year's return. A study by the Bank Credit Analyst concluded that the average first-year post "bear" market rally for the S&P 500 was 36.4%, while in the second year it was 8%. Their analysis of the current stock market recovery that began October 9, 2002 shows that the first-year rise was 33.7% while that of the second year was 8%. Second, we believed that we were in an interlude period for the economy and the stock market. We thought that stronger-than-expected economic growth would last about a year, beginning with the third quarter of last year, and that corporate earnings growth would begin to seriously decelerate after the second calendar quarter of this year. We felt this earnings deceleration would likely shake investor confidence. Third, we thought that rising energy prices would raise inflation expectations and interest rates. Finally, we thought that rising interest rates would work to constrain the stock market's advance. Our interest-rate forecast appears to be wrong for the time being. We had thought that the ten-year Treasury bond yield would be at 5.25% or higher by this time versus its current 3.98%. We were generally correct about most of these potential issues except for our interest-rate forecast. As it turns out, the rise in energy prices has been far more severe than we had anticipated, and this is beginning to lead to some concern about its impact on the consumer's discretionary spending ability. This fear is currently weighing on the stock market.

        We are witnessing a tug of war in the financial markets as to what will be the effects from high oil prices. Rik Ekstrand and I believe that they will be lower a year from now and that should have a positive influence on economic growth. However, I do not believe that a decline in energy prices will spark renewed economic vigor. We are in the deceleration period that is likely to move real GDP growth toward the 3 to 3.5% level. The bond market appears to be placing far greater importance on oil prices and their likely negative impacts on economic growth than the stock market. A ten-year Treasury bond yield of 3.98% implies that economic growth will be severely constrained next year, and some investors believe that we could face another period of potential deflation. I do not believe these expectations are the most likely outcomes. I am of the opinion that the ten-year Treasury bond yield reflects more of an overshoot or bubble in the bond market. As we explained in our March Shareholder letter, the Consumer Price Index has some serious flaws that appear to understate inflation. Because of this, the real return in the bond market is minimal or negative. Furthermore, one is not being compensated sufficiently for other risks, such as the international financing risk of our Current Account Deficit. Remember, we have to import approximately $2 billion dollars every day to keep our economy going. Over the last three years, the two principal buyers of our Treasury securities have been the central banks of China and Japan. Forgive me for saying this, but I do not believe either of these countries have our long-term best interests at heart. It is currently a marriage of convenience in that it is in their self-interest to purchase our bonds while we purchase their goods. Finally, Rik and I believe that oil prices will be considerably higher five years from now than what the futures markets are forecasting. If we are correct, this should have some impact on the financial markets via the change in inflation expectations and the potentially negative effects on manufacturing, transportation, etc.

     Throughout this discussion, you may have noticed that I have not said anything about the potential effects that the situation in Iraq may have on the financial markets. It is serious but it is nothing close to the potential catastrophe of a thermo nuclear war that we lived with for over fifty years during the Cold War period. Its negative effects on the Federal budget cannot be minimized but of far more consequence is the total abrogation of responsibility by our members in Congress in addressing our growing entitlements problems as well as having essentially no energy policy. The two major political parties are equally responsible for this situation. It appears that the time is growing short to address both of these issues. The next five years should bring them to the forefront. It does not appear that either the equity or fixed-income markets are concerned about these issues. If they were, I believe equity valuations would be lower while interest rates would be higher. We will see whether my view proves to be the more accurate appraisal. What is of more importance to us is that we do not believe that we are being appropriately compensated for these potential risks in the current level of stock prices.

     When my associates and I recently reviewed the equity market, we concluded that it was very flat in terms of valuation across various market-capitalization sectors and these valuations are at an elevated level. In response to this, we are expanding our universe of potential ideas to include more mid-cap companies so that we will have every opportunity to add value to your Fund's performance. In light of this, I have included the Russell 2500 index performance for the first time in the table above. The Russell 2500 measures the performance of mid-cap stocks while the Russell 2000 measures small-cap performance. We hope this small change will provide us with additional opportunities to outperform the market. We believe we will need them since I expect the next five years will be a period in which the major market averages have difficulty generating a 5% compound annual total return. Back in 1997 I began writing about potential equity returns of 7% or less for the foreseeable future. For the period June 30, 1997 to September 30, 2004, all major stock averages achieved compound annual total returns, i.e., price appreciation plus dividends reinvested, of less than 7%. My 5% forecast is an update of this original guesstimate.

     Our stock screens and other new idea search methods continue to uncover very few potential investment candidates. Because of this, we are likely to remain with very high levels of liquidity for the foreseeable future. As of September 30, our liquidity and bond holdings totaled approximately 35%. Unless we are able to uncover new ideas, we are likely to see this level rising higher next year. Despite this cautious note, we did add two new stocks to the Fund for this reporting period. Dennis Bryan and Rik Ekstrand will explain each of them. The balance of the portfolio remains invested in companies that are reasonably valued when compared to the major indexes. The Fund's P/E and P/BV (Price/Book Value) ratios were 22.2x and 2.1x, respectively. By comparison, the P/E ratios of the Russell 2000 and Russell 2500 were 25.6x and 23.0x while their P/BV ratios were 2.2x and 2.3x, respectively. Our companies are financially stronger, with a 19.5% Total-Debt/Total Capitalization ratio, which compares favorably to the 40.4% and 43.2% for the Russell 2000 and the Russell 2500.

DENNIS BRYAN COMMENTARY

     Our new position, Maxtor Corporation (MXO), is among the worldwide leaders in manufacturing hard-disc drives (HDD) for computers and consumer electronic applications. It is the market leader in the two fastest-growing disc-drive segments, near-line storage, and drives embedded in set-top boxes for cable and satellite digital TVs. After years of industry consolidation, four HDD companies control 85% of the market, while MXO's share represents approximately 20%. This market is likely to grow 10% annually over the next couple of years. We initially purchased the stock at approximately 11x normalized earnings and 0.5x sales, adjusting for net cash.

     When we established our position in Maxtor, we believed the company's earnings would rebound from the disappointing results of 2004. The HDD industry was experiencing very stable pricing, new growth opportunities, and supply and demand equilibrium. This recently changed when the market leader, Seagate Technology, made significant changes in its pricing strategy. After extensive discussions with management and other industry participants, we have come to the conclusion that Maxtor's earnings are not likely to achieve our original expectations. This reduced level of profitability constrains the potential upside of the share price, and that of other companies in this industry as well. We have therefore begun to reduce our position. It is unusual for us to reverse directions this quickly on a stock, but we consider it wiser to minimize our potential losses; however, we may consider changing this position, should investors overreact to these events, as they are prone to do. We would consider doing this if the stock price fell to a level that more than reflects these negative industry changes.

RIKARD EKSTRAND COMMENTARY

     Rent-A-Center is the largest operator in the rent-to-own industry. The company operates more than 3,000 stores in the U.S. and is four times larger than its closest competitor. It dominates the rent-to-own business with a 38% market share based on store count. The next six competitors combined have a 22% market share. The stock has declined more than 30% from its 52-week high because its customers' purchasing power is being impacted by high oil prices.

     The rent-to-own industry targets customers with annual household incomes between $15,000 and $50,000 and with restricted access to credit. Because of the limited discretionary income available to these customers, the increased oil prices have hurt their purchasing power. As a result, Rent-A-Center's same-store sales have been weak, causing a decline in the stock price. Even if oil prices remain at current levels or go somewhat higher, Rent-A-Center has a lot of flexibility in adjusting its costs over a twelve-month period to the new environment and we are being compensated in the meantime with a depressed valuation. As a result of the negative sentiment toward the stock, we are able to purchase it at less than 10x free cash flow and earnings.

     With those closing comments, we thank you again for the confidence that you have shown in us by your investment in FPA Capital Fund.

Respectfully submitted,


/s/ Robert L. Rodriguez

Robert L. Rodriguez, CFA
President and Chief Investment Officer
October 24, 2004

                                PORTFOLIO SUMMARY
                               September 30, 2004

                COMMON STOCKS                                      64.6%
                Retailing                                 18.9%
                Energy                                    15.3%
                Technology                                10.2%
                Consumer Non-Durables                      5.2%
                Consumer Durables                          4.6%
                Industrial Products                        3.9%
                Financial                                  2.3%
                Business Services & Supplies               1.3%
                Basic Materials                            1.2%
                Telecommunications                         1.0%
                Health Care                                0.7%
                NON-CONVERTIBLE SECURITIES                          2.7%
                SHORT-TERM CORPORATE NOTES                         32.6%
                OTHER ASSETS AND LIABILITIES, NET                   0.1%
                                                                  -----

                TOTAL NET ASSETS                                  100.0%
                                                                  =====

                             MAJOR PORTFOLIO CHANGES
                       Six Months Ended September 30, 2004

NET PURCHASES
COMMON STOCKS
Arrow Electronics, Inc.                                                                                417,600 shs.
Avnet, Inc.                                                                                          1,188,500 shs.
Big Lots, Inc.                                                                                         692,400 shs.
ENSCO International Incorporated                                                                       257,000 shs.
Foot Locker, Inc.                                                                                      555,700 shs.
Maxtor Corporation (1)                                                                               6,195,900 shs.
Patterson-UTI Energy, Inc.                                                                             351,600 shs.
Reebok International Ltd                                                                               657,100 shs.
Rent-A-Center, Inc. (1)                                                                                604,000 shs.
Trinity Industries, Inc.                                                                               270,000 shs.
Zale Corporation                                                                                       255,000 shs.

NET SALES
COMMON STOCK
Celanese AG (2)                                                                                        834,400 shs.

NON-CONVERTIBLE SECURITIES
Oregon Steel Mills, Inc. -- 10% 2009 (2)                                                        $    9,000,000
Qwest Capital Funding, Inc. -- 5.875% 2004 (2)                                                  $    3,350,000

(1)  Indicates new commitment to portfolio
(2)  Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                               September 30, 2004

COMMON STOCKS                                                             SHARES             VALUE
----------------------------------------------------------------      -------------   ---------------
RETAILING -- 18.9%
Big Lots, Inc.*                                                           4,300,000   $    52,589,000
Charming Shoppes, Inc.*                                                   5,400,000        38,448,000
Foot Locker, Inc.                                                         1,610,000        38,157,000
Michaels Stores, Inc.                                                     1,425,000        84,374,250
Rent-A-Center, Inc.*                                                        604,000        15,619,440
Ross Stores, Inc.                                                         1,787,400        41,896,656
Zale Corporation*                                                         1,175,000        33,017,500
                                                                                      ---------------
                                                                                      $   304,101,846
                                                                                      ---------------

ENERGY -- 15.3%
ENSCO International Incorporated                                          1,942,000   $    63,445,140
National-Oilwell, Inc.*                                                   2,300,000        75,578,000
Patterson-UTI Energy, Inc.                                                3,321,600        63,342,912
Rowan Companies, Inc.*                                                    1,684,000        44,457,600
                                                                                      ---------------
                                                                                      $   246,823,652
                                                                                      ---------------

TECHNOLOGY -- 10.2%
Arrow Electronics, Inc.*                                                  1,717,600   $    38,783,408
Avnet, Inc.*                                                              3,763,500        64,431,120
Exabyte Corporation*                                                        427,400           222,248
Hutchinson Technology Incorporated*                                       1,050,000        28,066,500
Maxtor Corporation*                                                       6,195,900        32,218,680
                                                                                      ---------------
                                                                                      $   163,721,956
                                                                                      ---------------

CONSUMER NON-DURABLES -- 5.2%
American Greetings Corporation*                                           1,343,500   $    33,748,720
Reebok International Ltd.                                                 1,350,000        49,572,000
                                                                                      ---------------
                                                                                      $    83,320,720
                                                                                      ---------------

CONSUMER DURABLES -- 4.6%
Champion Enterprises, Inc.*                                               2,006,800   $    20,649,972
Coachmen Industries, Inc.+                                                  859,000        13,555,020
Fleetwood Enterprises, Inc.*                                              1,183,000        17,957,940
Thor Industries, Inc.                                                       841,200        22,266,564
                                                                                      ---------------
                                                                                      $    74,429,496
                                                                                      ---------------

                                                                       SHARES OR
                                                                       PRINCIPAL
COMMON STOCKS                                                           AMOUNT             VALUE
----------------------------------------------------------------    ---------------   ---------------
INDUSTRIAL PRODUCTS -- 3.9%
Belden CDT Inc.                                                             504,300   $    10,993,740
Trinity Industries, Inc.                                                  1,670,000        52,053,900
                                                                                      ---------------
                                                                                      $    63,047,640
                                                                                      ---------------

FINANCIAL -- 2.3%
Horace Mann Educators Corporation                                           630,100   $    11,077,158
WFS Financial Inc.*                                                          75,400         3,509,870
Westcorp                                                                    535,100        22,752,452
                                                                                      ---------------
                                                                                      $    37,339,480
                                                                                      ---------------

BUSINESS SERVICES & SUPPLIES -- 1.3%
Angelica Corporation                                                        343,100   $     8,536,328
Dycom Industries, Inc.*                                                     436,300        12,386,557
                                                                                      ---------------
                                                                                      $    20,922,885
                                                                                      ---------------

BASIC MATERIALS -- 1.2%
Oregon Steel Mills, Inc.*                                                 1,191,000   $    19,806,330
                                                                                      ---------------

TELECOMMUNICATIONS -- 1.0%
Qwest Communications International Inc.*                                  4,975,000   $    16,566,750
                                                                                      ---------------

HEALTH CARE -- 0.7%
Apria Healthcare Group Inc.*                                                419,000   $    11,417,750
                                                                                      ---------------

TOTAL COMMON STOCKS -- 64.6% (Cost $685,759,843)                                      $ 1,041,498,505
                                                                                      ---------------

NON-CONVERTIBLE SECURITIES -- 2.7%
Federal National Mortgage Association (IO) -- 5.5% 2033             $    18,690,097   $     4,202,356
Federal National Mortgage Association (IO) -- 6% 2033                    71,557,511        15,049,439
U.S. Treasury Inflation -- Indexed Notes -- 3.375% 2007                  21,933,839        23,441,790
                                                                                      ---------------
TOTAL NON-CONVERTIBLE SECURITIES (Cost $38,845,239)                                   $    42,693,585
                                                                                      ---------------

TOTAL INVESTMENT SECURITIES -- 67.3% (Cost $724,605,082)                              $ 1,084,192,090
                                                                                      ---------------

                                                                      PRINCIPAL
SHORT-TERM INVESTMENTS                                                  AMOUNT             VALUE
----------------------------------------------------------------    ---------------   ---------------
SHORT-TERM INVESTMENTS -- 32.6%
Federal National Mortgage Association Discount
 Note -- 1.52% 10/01/04                                             $    21,419,000   $    21,419,000
General Electric Capital Services, Inc -- 1.58% 10/08/04                 27,418,000        27,409,577
AIG Funding, Inc. -- 1.64% 10/12/04                                      36,189,000        36,170,865
Dupont (E.I.) De Nemours & Co. -- 1.63% 10/13/04                         24,335,000        24,321,778
ChevronTexaco Funding Corporation -- 1.70% 10/18/04                      29,258,000        29,234,512
General Electric Capital Services, Inc. -- 1.62% 10/19/04                27,282,000        27,259,901
International Lease Finance Corporation -- 1.76% 10/25/04                29,689,000        29,654,165
Toyota Motor Credit Corporation -- 1.70% 10/27/04                        43,623,000        43,569,441
Federal Home Loan Bank Discount Note -- 1.74% 10/27/04                   50,000,000        49,937,167
Barclays U.S. Funding, Inc. -- 1.75% 10/28/04                            40,000,000        39,947,500
General Electric Company -- 1.76% 11/01/04                               36,658,000        36,602,443
General Electric Company -- 1.77% 11/03/04                               32,431,000        32,378,381
Rabobank U.S. Financial Corporation -- 1.75% 11/04/04                    50,000,000        49,917,361
Barclays U.S. Funding, Inc. -- 1.76% 11/05/04                            27,800,000        27,752,431
Citigroup, Inc. -- 1.78% 11/10/04                                        50,000,000        49,901,111
                                                                                      ---------------
TOTAL SHORT-TERM INVESTMENTS (Cost $525,475,633)                                      $   525,475,633
                                                                                      ---------------

TOTAL INVESTMENTS -- 99.9% (Cost $1,250,080,715)                                      $ 1,609,667,723
Other assets and liabilities, net -- 0.1 %                                                  1,697,231
                                                                                      ---------------
TOTAL NET ASSETS -- 100.0%                                                            $ 1,611,364,954
                                                                                      ===============

*  Non-income producing security
+ Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities during the six-month period ended September 30, 2004. Following is a summary of transactions in securities of this affiliate during the period.

                                               PURCHASES       SALES        REALIZED         DIVIDEND
                                                AT COST       AT COST       GAIN/LOSS         INCOME
                                               ---------      -------       ---------        --------
Coachmen Industries, Inc.                             --           --              --     $   103,080

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 2004

ASSETS
  Investments at value:
   Investment securities -- at market value (including $13,555,020
    in securities of an affiliate; identified cost $724,605,082)                $    1,084,192,090
   Short-term investments -- at amortized cost (maturities of
    60 days or less)                                                                   525,475,633   $      1,609,667,723
                                                                                ------------------
  Cash                                                                                                                399
  Receivable for:
    Investment securities sold                                                  $        1,420,741
    Capital Stock sold                                                                   1,186,144
    Dividends and accrued interest                                                         938,775              3,545,660
                                                                                ------------------   --------------------
                                                                                                     $      1,613,213,782

LIABILITIES
  Payable for:
    Advisory fees and financial services                                        $          982,609
    Capital Stock repurchased                                                              688,215
    Accrued expenses and other liabilities                                                 178,004              1,848,828
                                                                                ------------------   --------------------

NET ASSETS                                                                                           $      1,611,364,954
                                                                                                     ====================

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
   100,000,000 shares; outstanding 41,902,124 shares                                                 $            419,021
  Additional Paid-in Capital                                                                                1,228,779,213
  Undistributed net realized gain on investments                                                               22,516,413
  Undistributed net investment income                                                                              63,299
  Unrealized appreciation of investments                                                                      359,587,008
                                                                                                     --------------------
  NET ASSETS                                                                                         $      1,611,364,954
                                                                                                     ====================

NET ASSET VALUE, REDEMPTION PRICE AND
  MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share
  (net assets divided by shares outstanding)                                                         $             38.46
                                                                                                     ===================

Maximum offering price per share
  (100/94.75 of per share net asset value)                                                           $             40.59
                                                                                                     ===================

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                   For the Six Months Ended September 30, 2004

INVESTMENT INCOME
   Interest                                                                                          $          4,663,020
   Dividends (including $103,080 from securities of an affiliate)                                               1,960,854
                                                                                                     --------------------
                                                                                                     $          6,623,874

EXPENSES
   Advisory fees                                                                $        4,863,770
   Financial services                                                                      744,416
   Transfer agent fees and expenses                                                        516,237
   Reports to shareholders                                                                 138,422
   Registration fees                                                                        66,266
   Insurance                                                                                65,245
   Custodian fees and expenses                                                              53,179
   Postage                                                                                  49,796
   Directors' fees and expenses                                                             20,000
   Audit fees                                                                               17,632
   Legal fees                                                                               10,544
   Other expenses                                                                           50,622              6,596,129
                                                                                ------------------   --------------------
           Net investment income                                                                     $             27,745
                                                                                                     --------------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
   Proceeds from sales of investment securities (excluding short-term
     investments with maturities 60 days or less)                               $      200,690,674
   Cost of investment securities sold                                                  177,939,909
                                                                                ------------------
     Net realized gain on investments                                                                $         22,750,765
Change in unrealized appreciation of investments:
   Unrealized appreciation at beginning of period                               $      374,309,307
   Unrealized appreciation at end of period                                            359,587,008
                                                                                ------------------
     Change in unrealized appreciation of investments                                                         (14,722,299)
                                                                                                     --------------------

         Net realized and unrealized gain on investments                                             $          8,028,466
                                                                                                     --------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $          8,056,211
                                                                                                     ====================

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                            SIX MONTHS ENDED                         YEAR ENDED
                                                           SEPTEMBER 30, 2004                      MARCH 31, 2004
                                                   ----------------------------------    -----------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income                            $       27,745                        $      634,612
  Net realized gain on investments                     22,750,765                            46,003,403
  Change in unrealized appreciation
   of investments                                     (14,722,299)                          340,039,749
                                                   --------------                        --------------
Increase in net assets resulting from
  operations                                                         $      8,056,211                       $    386,677,764

Distributions to shareholders from:
  Net investment income                                        --                        $     (599,058)
  Net realized capital gains                       $  (27,546,281)        (27,546,281)       (9,884,455)         (10,483,513)
                                                   --------------                        --------------

Capital Stock transactions:
  Proceeds from Capital Stock sold                 $  344,810,012                        $  481,331,368
  Proceeds from shares issued to shareholders
   upon reinvestment of dividends and
   distributions                                       24,151,679                             9,139,331
  Cost of Capital Stock repurchased                   (78,214,771)        290,746,920      (112,383,735)         378,086,964
                                                   --------------    ----------------    --------------     ----------------
Total increase in net assets                                         $    271,256,850                       $    754,281,215

NET ASSETS
Beginning of period                                                     1,340,108,104                            585,826,889
                                                                     ----------------                       ----------------

End of period                                                        $  1,611,364,954                       $  1,340,108,104
                                                                     ================                       ================

CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold                                                8,951,179                             13,826,537
Shares issued to shareholders upon reinvestment
  of dividends and distributions                                              622,306                                255,789
Shares of Capital Stock repurchased                                        (2,059,823)                            (3,255,796)
                                                                     ----------------                       ----------------
Increase in Capital Stock outstanding                                       7,513,662                             10,826,530
                                                                     ================                       ================

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                     SIX
                                                    MONTHS
                                                    ENDED                              YEAR ENDED MARCH 31,
                                                SEPTEMBER 30,   ----------------------------------------------------------------
                                                    2004            2004          2003         2002         2001         2000
                                                -------------   ------------   ----------   ----------   ----------   ----------
Per share operating performance:
Net asset value at beginning of period          $       38.97   $      24.86   $    30.16   $    23.01   $    33.28   $    30.34
                                                -------------   ------------   ----------   ----------   ----------   ----------

Income from investment operations:
  Net investment income                                    --   $       0.02           --   $     0.02   $     0.11   $     0.12
  Net realized and unrealized gain (loss)
   on investment securities                     $        0.20          14.44   $    (4.97)        9.55        (2.48)        7.07
                                                -------------   ------------   ----------   ----------   ----------   ----------

Total from investment operations                $        0.20   $      14.46   $    (4.97)  $     9.57   $    (2.37)  $     7.19
                                                -------------   ------------   ----------   ----------   ----------   ----------

Less distributions:
  Dividends from net investment income                     --   $      (0.02)          --   $    (0.03)  $    (0.14)  $    (0.22)
  Distributions from net realized
   capital gains                                $       (0.71)         (0.33)  $    (0.33)       (2.39)       (7.76)       (4.03)
                                                -------------   ------------   ----------   ----------   ----------   ----------

  Total distributions                           $       (0.71)  $      (0.35)  $    (0.33)  $    (2.42)  $    (7.90)  $    (4.25)
                                                -------------   ------------   ----------   ----------   ----------   ----------

Net asset value at end of period                $       38.46   $      38.97   $    24.86   $    30.16   $    23.01   $    33.28
                                                =============   ============   ==========   ==========   ==========   ==========

Total investment return*                                 0.50%         58.29%      (16.62)%      42.81%       (6.74)%      25.39%

Ratios/supplemental data:
Net assets at end of period (in 000's)          $   1,611,365   $  1,340,108   $  585,827   $  635,797   $  388,386   $  517,900
Ratio of expenses to average net assets                  0.87%+         0.83%        0.87%        0.84%        0.89%        0.86%
Ratio of net investment income to
  average net assets                                       --           0.06%          --         0.04%        0.39%        0.35%

Portfolio turnover rate                                    12%+           20%          17%          23%           5%          18%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended September 30, 2004 is not annualized.
+    Annualized

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2004

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

          Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the period, or if there was not a sale that day, at the last bid. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less at the time of purchase are valued at amortized cost which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $171,625,355 for the six months ended September 30, 2004. Realized gains or losses are based on the specific identification method. All of the amounts reported in the financial statements as of September 30, 2004 were the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at September 30, 2004 for federal income tax purposes was $377,653,902 and $18,066,894, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.1% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 11/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the six months ended September 30, 2004, the Fund paid aggregate fees of $20,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is a retired partner and a retired of counsel employee of that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- REDEMPTION FEES

     A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the six months ended September 30, 2004, the Fund collected $24,479 in redemption fees.

NOTE 5 -- DISTRIBUTOR

     For the six months ended September 30, 2004, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $225,247 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

                           SHAREHOLDER EXPENSE EXAMPLE
                               September 30, 2004

FUND EXPENSES

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

ACTUAL EXPENSES

     The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                HYPOTHETICAL
                                                                 PERFORMANCE
                                                                 (5% RETURN
                                                    ACTUAL         BEFORE
                                                 PERFORMANCE      EXPENSES)
                                                -------------   ------------
Beginning Account Value
   March 31, 2004                               $    1,000.00   $   1,000.00

Ending Account Value
   September 30, 2004                           $    1,005.00   $   1,020.60

Expenses Paid During
   Period*                                      $        4.36   $       4.40

* Expenses are equal to the Fund's annualized expense ratio of 0.87%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2004 (183/365 days).

                           RESULTS OF SPECIAL MEETING

Following is a list of matters voted upon and the results of those votes cast at the special meeting of shareholders held April 14, 2004:

     1. With respect to the approval of a proposed amendment to the Fund's fundamental investment policy regarding lending, a total of 13,924,854.34 shares voted for, 1,622,858.49 shares voted against, and 529,067.54 shares abstained.

No broker non-votes were received with respect to the matter voted upon above.

                        DIRECTOR AND OFFICER INFORMATION

                                    POSITION(S)                                                 PORTFOLIOS IN
                                    WITH FUND/                PRINCIPAL OCCUPATION(S)            FUND COMPLEX
     NAME, AGE & ADDRESS           YEARS SERVED               DURING THE PAST 5 YEARS              OVERSEEN     OTHER DIRECTORSHIPS
     -------------------           ------------               -----------------------              --------     -------------------

Willard H. Altman, Jr. -(69)    Director+            Retired. Formerly, until 1995, Partner of         6
11400 W. Olympic Blvd., #1200   Years Served:  6     Ernst & Young LLP, a public accounting
Los Angeles, CA 90064                                firm.

Alfred E. Osborne, Jr. - (59)   Director+            Senior Associate Dean at The                      3       Investment Company
11400 W. Olympic Blvd., #1200   Years Served:  4     John E. Anderson Graduate School of                       Institute, K2 Inc.,
Los Angeles, CA 90064                                Management at UCLA.                                       Nordstrom, Inc., E*
                                                                                                               Capital Corporation,
                                                                                                               Equity Marketing
                                                                                                               Inc., and WM Group
                                                                                                               of Funds.

A. Robert Pisano - (61)         Director+            National Executive Director and Chief             3       Coppola Group,
11400 W. Olympic Blvd., #1200   Years Served:  2     Executive Officer of the Screen Actors                    State Net,
Los Angeles, CA 90064                                Guild. Formerly, until 1999, Vice                         NetFlix.com,
                                                     Chairman and Director of                                  Resources Connection
                                                     Metro-Goldwyn-Mayer, Inc.                                 and the Motion
                                                                                                               Picture and
                                                                                                               Television Fund.

Lawrence J. Sheehan - (72)      Director+            Retired. Formerly partner (1969 to 1994)          5
11400 W. Olympic Blvd., #1200   Years Served: 13     and of counsel employee (1994-2002) of
Los Angeles, CA 90064                                the firm of O'Melveny & Myers LLP, legal
                                                     counsel to the Fund.

Robert L. Rodriguez - (55)      Director+            Principal and Chief Executive Officer of          2       First Pacific
11400 W. Olympic Blvd., #1200   President & Chief    the Adviser.                                              Advisors, Inc. and
Los Angeles, CA 90064           Investment Officer                                                             FPA Fund
                                Years Served:  4                                                               Distributors, Inc.

Dennis M. Bryan - (43)          Vice President
11400 W. Olympic Blvd., #1200   Years Served:  8     Vice President of the Adviser.
Los Angeles, CA 90064

Eric S. Ende - (60)             Vice President       Senior Vice President of the Adviser.             3
11400 W. Olympic Blvd., #1200   Years Served: 19
Los Angeles, CA 90064

J. Richard Atwood - (44)        Treasurer            Principal and Chief Operating Officer of                  First Pacific
11400 W. Olympic Blvd., #1200   Years Served:  7     the Adviser. President and Chief                          Advisors, Inc. and
Los Angeles, CA 90064                                Executive Officer of FPA Fund                             FPA Fund
                                                     Distributors, Inc.                                        Distributors, Inc.

Sherry Sasaki - (49)            Secretary            Assistant Vice President and Secretary of
11400 W. Olympic Blvd., #1200   Years Served: 21     the Adviser and Secretary of FPA Fund
Los Angeles, CA 90064                                Distributors, Inc.

Christopher H. Thomas - (47)    Assistant            Vice President and Controller of the                      FPA Fund
11400 W. Olympic Blvd., #1200   Treasurer            Adviser and of FPA Fund Distributors, Inc.                Distributors, Inc.
Los Angeles, CA 90064           Years Served:  9

+  Directors serve until their resignation, removal or retirement.

                             FPA CAPITAL FUND, INC.

INVESTMENT ADVISER                         DISTRIBUTOR

First Pacific Advisors, Inc.               FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200   11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064                      Los Angeles, California 90064

SHAREHOLDER SERVICE AGENT                  COUNSEL

Boston Financial Data Services, Inc.       O'Melveny & Myers LLP
P.O. Box 8115                              Los Angeles, California
Boston, Massachusetts 02266-8115
(800) 638-3060
(617) 483-5000                             INDEPENDENT REGISTERED PUBLIC
                                           ACCOUNTING FIRM
CUSTODIAN & TRANSFER AGENT
                                           Deloitte & Touche LLP
State Street Bank and Trust Company        Los Angeles, California
Boston, Massachusetts

TICKER: FPPTX
CUSIP: 302539101

This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2004 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's web site at www.sec.gov.

Item 2.     Code of Ethics. Not Applicable.

Item 3.     Audit Committee Financial Expert. Not Applicable.

Item 4.     Principal Accountant Fees and Services. Not Applicable.

Item 5.     Audit Committee of Listed Registrants. Not Applicable.

Item 6. Schedule of Investments. Not Applicable. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Issuers. Not Applicable.

Item 9. Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 10.    Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of the registrant have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

Item 11.    Exhibits.

(a)(1) Code of ethics as applies to the registrant's officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable.

(a)(2) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

(a)(3)      Not Applicable

(b) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.


                                   SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.


By: /s/ ROBERT L. RODRIGUEZ
   ---------------------------------
    Robert L. Rodriguez, President

Date:  December 7, 2004


Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.


By: /s/ J. RICHARD ATWOOD
   ------------------------
    J. Richard Atwood, Treasurer

Date:  December 7, 2004